SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of _________, 2009, between Cleveland BioLabs, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1          Definitions.  In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Amendment” means an amendment to the Company’s certificate of incorporation that increases the number of authorized shares of Common Stock from 40,000,000 to no less than 60,000,000 shares.

“Authorized Share Approval” means (a) the approval by the stockholders of the Company of the Amendment and (b) the filing by the Company of the Amendment with the Secretary of State of the State of Delaware and the acceptance of the Amendment by the Secretary of State of the State of Delaware.

 “Authorized Share Approval Date” means the later of the date that the Company (a) receives the approval by the stockholders of the Company of the Amendment or (b) files the Amendment with the Secretary of State of the State of Delaware and receives the acceptance of the Amendment by the Secretary of State of the State of Delaware.

“Board of Directors” means the board of directors of the Company.

 “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

 “Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by the Company with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the applicable Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Price” means on any particular date (a) the last reported (closing) sale price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (b) if there is no sale on such date, then the last reported (closing) sale price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York City time)), or (c)  if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “pink sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported as of 4:02p.m. (New York City time) on such date, or (d) if the shares of Common Stock are not then publicly traded, the fair market value as of such date of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Closing Statement” means the Closing Statement in the form of Annex A attached hereto.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.005 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

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“Company Counsel” means Katten Muchin Rosenman LLP, with offices located at 525 West Monroe Street, Suite 1900, Chicago, Illinois 60661.

“Conversion Price” shall have the meaning ascribed to such term in the Certificate of Designation.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Discussion Time” shall have the meaning ascribed to such term in Section 3.2(g).

“Effective Date” means the date that the initial Registration Statement (including the Conversion Shares Registration Statement as defined in the Certificate of Designation) filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Escrow Agent” means Signature Bank, a New York State chartered bank and having an office at 261 Madison Avenue, New York, New York 10016.

“Escrow Agreement” means the escrow agreement entered into on December 15, 2008, by and among the Company and the Escrow Agent pursuant to which the Purchasers shall deposit Subscription Amounts with the Escrow Agent to be applied to the transactions contemplated hereunder.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, consultants, officers or directors of the Company pursuant to any stock incentive plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose (provided, however, any such issuance(s) to consultants shall not exceed an aggregate of 750,000 shares of Common Stock or options (subject to forward and reverse stock splits, stock dividends and the like that occur after the Original Issue Date) in any 12 month period), (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreements and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price or conversion price of any such securities other than increases in the number of securities or decreases in exercise price or conversion price resulting from anti-dilution or similar provisions contained in the terms and conditions of such securities on the date hereof, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company or a seller of assets and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) up to an amount of Preferred Stock and Warrants equal to the difference between $13,000,000 and the aggregate Subscription Amounts under the Purchase Agreements, on  the same terms and conditions and prices as hereunder, with investors executing definitive agreements for the purchase of such securities and such transactions having closed on or before March 15, 2009 or such other date as may be agreed upon, in writing, by the Company and the Placement Agent (provided, however, clause (d) of this definition of “Exempt Issuance” shall not apply to Section 3(b) of the Warrant or Section 7(b) of the Certificate of Designation).

“FDA” means the U.S. Food and Drug Administration.

“FDCA” shall have the meaning ascribed to such term in Section 3.1(kk).

“FWS” means Feldman Weinstein & Smith LLP with offices located at 420 Lexington Avenue, Suite 2620, New York, New York 10170-0002.

“GAAP” means United States generally accepted accounting principles.

“Indebtedness” means (x) any liabilities for borrowed money in excess of $100,000 (other than trade accounts payable and operating leases incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).

 “Knowledge of the Company” means the actual knowledge that was, or would reasonably be expected to be, obtained after due inquiry of all the officers and directors of the Company.

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

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“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or any other restriction that has the practical effect of creating any of the foregoing.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“Participation Maximum” shall have the meaning ascribed to such term in Section 4.12(a).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pharmaceutical Product” shall have the meaning ascribed to such term in Section 3.1(kk).

“Placement Agent” means Garden State Securities, Inc.

“Preferred Stock” means up to 1,300 shares of the Company’s Series D Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto, including an initial Conversion Price equal to $1.85, subject to adjustment therein.

“Pre-Notice” shall have the meaning ascribed to such term in Section 4.12(b).

 “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Public Information Failure” shall have the meaning ascribed to such term in Section 4.3(b).

“Public Information Failure Payments” shall have the meaning ascribed to such term in Section 4.3(b).

“Purchase Agreements” means this Agreement together with the other Purchase Agreements, substantially identical to this Agreement, by and between the Company and each purchaser identified on the signature pages thereto and entered into at any time on or before March 15, 2009 or such other date as may be agreed upon, in writing, by the Company and the Placement Agent.

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 “Purchaser Party” shall have the meaning ascribed to such term in Section 4.10.

“Registration Rights Agreement” means the Registration Rights Agreements, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares as provided for in the Registration Rights Agreement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or issuable, other than in connection with an unmatured Dilutive Issuance, in the future pursuant to the Transaction Documents, including any Underlying Shares issuable upon exercise in full of all outstanding Warrants or conversion in full of all outstanding shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein, and assuming that any previously unconverted shares of Preferred Stock are held until the third anniversary of the Closing Date.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred” means the Series B Convertible Preferred Stock, par value $0.005 per share, of the Company.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by the Transaction Documents, including the issuance of all of the Underlying Shares in excess of 19.99% of the issued and outstanding Common Stock on the Closing Date.

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“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stated Value” means $10,000 per share of Preferred Stock.

“Subscription Amount” shall mean, as to each Purchaser, the aggregate amount to be paid for the Preferred Stock purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsequent Financing” shall have the meaning ascribed to such term in Section 4.12(a).

“Subsequent Financing Notice” shall have the meaning ascribed to such term in Section 4.12(b).

“Subsidiary” means any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: NYSE Alternext US, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation, the Warrants, the Registration Rights Agreement, the Escrow Agreement, the Voting Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, with a mailing address of 17 Battery Place, New York, New York 10004, and a facsimile number of (212) 509-5150, and any successor transfer agent of the Company.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion or redemption of the Preferred Stock and upon exercise of the Warrants.

“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.13(b).

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“Voting Agreements” means each of the written agreements, in the form of Exhibit E attached hereto, between the Company and each of (a) The Cleveland Clinic Foundation, (b) Sunrise Equity Partners, LP, (c) Sunrise Securities Corp. and (d) all of the executive officers and directors of the Company, which shall be as set forth on Schedule 2.2(a)(vi) attached hereto, to vote all Common Stock over which such Persons have voting control as of the record date for the meeting of stockholders of the Company in favor of Stockholder Approval and Authorized Share Approval; provided, however, the Company shall not be required to obtain the Voting Agreements for the initial Closing from Sunrise Equity Partners, LP, or Sunrise Securities Corp. if the aggregate Subscription Amounts for the initial Closing are less than $2,000,000.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)); (b)  if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

 “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the applicable Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable immediately and have a term of exercise equal to seven years, in the form of Exhibit C attached hereto, with an initial Exercise Price (as defined therein) equal to $2.60, subject to adjustment therein.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

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ARTICLE II.
PURCHASE AND SALE

2.1           Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $13,000,000 of Stated Value of shares of Preferred Stock with an aggregate Stated Value for each Purchaser equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and Warrants as determined pursuant to Section 2.2(a).  The aggregate number of shares of Preferred Stock purchased and sold under the Purchase Agreements shall not exceed 1,300.  Each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to its Subscription Amount and the Company shall deliver to each Purchaser its respective shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of FWS or such other location as the parties shall mutually agree and the Placement Agent shall deliver to the Escrow Agent the Form of Escrow Release Notice (as defined in the Escrow Agreement), duly executed.

2.2	Deliveries.

(a)          On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i)	this Agreement duly executed by the Company;

(ii)           a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;

(iii)          evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

(iv)          a certificate evidencing a number of shares of Preferred Stock equal to such Purchaser’s Subscription Amount divided by the Stated Value (the “Shares”), registered in the name of such Purchaser;

(v)           a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to such Purchaser’s Shares multiplied by the Stated Value and divided by $1.85, with an exercise price equal to $2.60, subject to adjustment therein;

(vi)          the Voting Agreements; and

(vii)         the Registration Rights Agreement, duly executed by the Company.

(b)          On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i)	this Agreement, duly executed by such Purchaser;

(ii)           such Purchaser’s Subscription Amount by wire transfer to the Escrow Agent; and

(iii)          the Registration Rights Agreement, duly executed by such Purchaser.

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(c)           On or prior to the Closing Date, unless deferred by the Placement Agent until another Closing Date, the Company shall deliver or cause to be delivered to the Placement Agent, the Warrant(s) registered in the name of the Placement Agent or its assigns or designees, to purchase up to a number of shares of Common Stock equal to 10% of the aggregate Subscription Amounts, with an exercise price equal to $2.60, subject to adjustment therein.

2.3	Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

 (i)           the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein);

 (ii)          all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

 (iii)         the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b)           The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

 (i)           the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

 (ii)          all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

 (iii)         the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

 (iv)         there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

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(v)           from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, has not ended or terminated and in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser.

 (a)           Subsidiaries.  The Company does not have, nor has it ever had, any direct or indirect subsidiaries.

 (b)           Organization and Qualification.  The Company is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in material violation or default of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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(c)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions thereby have been duly authorized by all necessary action on the part of the Company and no further such action is required of the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when executed and delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by general principles of equity and (iii) insofar as indemnification and contribution provisions may be limited by applicable law and public policy.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities by the Company and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or violate or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or result in the creation of any Lien upon any of the properties or assets of the Company, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(e)           Filings, Consents and Approvals.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section 4.6 of this Agreement, (ii) the filing with the Commission of the Registration Rights Agreement, (iii) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Underlying Shares for trading thereon in the time and manner required thereby, (iv) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws and (v) Stockholder Approval, Authorized Share Approval and filings and notices in connection therewith (collectively, the “Required Approvals”).

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(f)           Issuance of the Securities.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  Subject to the Authorized Share Approval, the Company will reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares at least equal to the Required Minimum on the date hereof.

(g)           Capitalization.  The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) shall also include the number of shares of Common Stock, to the Knowledge of the Company, owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock incentive plans, the issuance of shares of Common Stock to employees and other eligible recipients pursuant to the Company’s stock incentive plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as a result of the purchase and sale of the Securities or as set forth on Schedule 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents.  Except as set forth on Schedule 3.1(g), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws (including registration requirements (or exemptions therefrom)), and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.  Except as set forth on Schedule 3.1(g), no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities.  Except as set forth on Schedule 3.1(g), there are no stockholders agreements, voting agreements or other similar agreements in effect with respect to the Company’s capital stock to which the Company is a party or, to the Knowledge of the Company, between or among any of the Company’s stockholders.

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(h)           SEC Reports; Financial Statements.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed (or, if amended thereafter, as so amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)           Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock incentive plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability or development has occurred or exists with respect to the Company or its respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least 1 Trading Day prior to the date that this representation is made.

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(j)           Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the Knowledge of the Company, threatened against or, to the actual knowledge of the Company, affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, reasonably be expected to have or reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor, to the Knowledge of the Company, any director or officer thereof in their capacity as such, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company in their capacity as such.  The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k)           Labor Relations.  No material labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect.  None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement and the Company believes its relationship with its employees is good. No executive officer, to the Knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and to the Knowledge of the Company, the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters, except in each case as would not reasonably be expected to have a Material Adverse Effect.  The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)           Compliance.  The Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body, or (iii) has not been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as would not reasonably be expected to result in a Material Adverse Effect.

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(m)           Regulatory Permits.  The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit, except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

(n)           Title to Assets.  The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for Permitted Liens, and such Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

(o)           Patents and Trademarks.  The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports necessary or material for use in connection with their respective businesses and which the failure to so have would reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  The Company has not received a notice (written or otherwise) that any of such Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)           Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage at least equal to $5,000,000 per occurrence. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be reasonably necessary to continue its business.

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(q)           Transactions With Affiliates and Employees.  Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the Knowledge of the Company, any entity in which any such officer, director, or any employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary, director compensation, or consulting fees for services rendered, (ii) reimbursement for expenses incurred for or on behalf of the Company (including for the costs of director expenses incurred in connection with attendance at meetings of the Board of Directors, or committees thereof) and (iii) other employee benefits, including stock option agreements under any stock incentive plan of the Company.

(r)           Sarbanes-Oxley; Internal Accounting Controls.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.  The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(s)           Certain Fees.  Except as set forth on Schedule 3.1(s), no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.  The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(t)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. Except as set forth on Schedule 3.1(t), the issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(u)           Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(v)           Registration Rights.  Other than (i) each of the Purchasers, (ii) any purchasers under the other Purchaser Agreements or (iii) as set forth on Schedule 3.1(v), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w)           Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which, to the Knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.  Except as set forth on Schedule 3.1(w), the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(x)           Application of Takeover Protections.  The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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(y)           Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes, or could reasonably be deemed to constitute, material, non-public information.  The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company.  All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including (i) this Agreement, (ii) the Disclosure Schedules to this Agreement, (iii) the other Transaction Documents and (iv) the SEC Reports filed since December 31, 2007 (which shall be deemed so furnished by virtue of their having been made available on the Commission’s Edgar system), is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.   The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, together with the SEC Reports filed by the Company during such period, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.  The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z)           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates acting on behalf of the Company, nor any Person acting on its or their behalf has, directly or indirectly, except in connection with any other Purchase Agreements, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any of the Securities under the Securities Act, or (ii) any applicable stockholder approval (including the Stockholder Approval and the Authorized Share Approval) provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa)         Solvency.  Except as set forth on Schedule 3.1(aa), based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.  Schedule 3.1(aa) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company, or for which the Company has commitments. The Company is not in default with respect to any Indebtedness.

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(bb)        Tax Status.  Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and, to the Knowledge of the Company, has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(cc)         No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has sold or agreed to sell the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(dd)        Foreign Corrupt Practices.  Neither the Company, nor, to the Knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ee)         Accountants.  The Company’s accounting firm is set forth on Schedule 3.1(ee) of the Disclosure Schedules.  To the Knowledge of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s annual report on Form 10-K for the year ended December 31, 2008.

(ff)           Seniority.  As of the Closing Date, except as set forth on Schedule 3.1(ff), as of the Closing Date, no Indebtedness or other claim against the Company is senior to the Preferred Stock in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

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(gg)        No Disagreements with Accountants and Lawyers.  There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants employed by the Company with respect to the Company’s financial statements and notes thereto, or other disclosures contained in the SEC Reports and the Company is current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.  No lawyer who formerly represented or presently represents the Company has reported, or is currently obligated to report, evidence of a material violation of the Securities Act, the Exchange Act or any federal or state securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof, pursuant to Section 307 of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

(hh)        Acknowledgment Regarding Purchasers’ Purchase of Securities.  The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby.  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities.  The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its advisors and representatives.

(ii)           Acknowledgment Regarding Purchasers’ Trading Activity.  Notwithstanding anything in this Agreement or elsewhere herein to the contrary (except for Sections 3.2(g) and 4.15 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked to agree by the Company, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, in accordance with applicable law, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction, so long as such Purchaser has no arrangement or understanding with such counterparty providing such Purchaser with affiliation or control.  The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Underlying Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that, subject to Sections 3.2(g) and 4.15 hereof, such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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(jj)           Regulation M Compliance.  The Company has not, and to the Knowledge of the Company, no one acting on its behalf has, during the two years preceding the date hereof, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agents in connection with the placements of the Securities.

(kk)         FDA.  As to each product subject to the jurisdiction of the FDA under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed, as applicable, by the Company (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Material Adverse Effect.  There is no pending, completed or, to the Knowledge of the Company, threatened action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company, and the Company has not received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company, (iv) enjoins production at any facility of the Company, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company, and which in each such case, either individually or in the aggregate, would have a Material Adverse Effect.  The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  The Company has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by the Company nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company.

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(ll)           Stock Incentive Plans. To the Knowledge of the Company, each stock option granted by the Company under the Company’s stock incentive plans was granted (i) in accordance with the terms of the applicable stock incentive plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Knowledge of the Company, no stock incentive granted under the Company’s stock incentive plan has been backdated.  The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock incentives prior to, or otherwise knowingly coordinate the grant of stock incentives with, the release or other public announcement of material information regarding the Company or its financial results or prospects.

3.2         Representations and Warranties of the Purchasers.  Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)           Organization; Authority.  Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser.  Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to general principles of equity and (iii) insofar as indemnification and contribution provisions may be limited by applicable law and public policy.

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(b)           No Conflicts. The execution, delivery and performance of the Transaction Documents to which it is a party by such Purchaser and the consummation by such Purchaser of the transactions contemplated thereby do not and will not: (i) conflict with or violate, if such Purchaser is an entity, any provision of the Purchaser’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) violate, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which such Purchaser is a party or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of such Purchaser is bound or affected; except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the transactions contemplated hereby or in the other Transaction Documents or the authority or ability of such Purchaser to perform its obligations under the Transaction Documents.

(c)           Own Account.  Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

 (d)          Purchaser Status.  At the time such Purchaser was offered the Securities, it was, as of the date hereof it is, as of the Closing Date it will be,and on each date on which it exercises any Warrants or converts any shares of Preferred Stock, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(e)           Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser.  Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.

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(f)           General Solicitation.  Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)           Short Sales and Confidentiality Prior To The Date Hereof.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing from the time that such Purchaser first received a summary of terms (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof (the “Discussion Time”).  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(h)           Disclosure.  Such Purchaser acknowledges and agrees that the Company is not making any and has not made any representation or warranty with respect to the transactions contemplated hereby other than those set forth in Section 3.1 hereof.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1          Transfer Restrictions.

 (a)           The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

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(b)           The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in substantially the following form (and the placement of a stop transfer order against transfer of the Securities consistent therewith):

 [NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

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(c)           Certificates evidencing the Underlying Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such Underlying Shares is effective under the Securities Act, (ii) following any sale of such Underlying Shares pursuant to Rule 144, as certified to the Company in customary certificates with respect thereto, executed by the seller of such Underlying Shares and (to the extent applicable) the seller’s broker with respect thereto, or (iii) if such Underlying Shares are held by a Person that is not an Affiliate, as certified in writing by such Person to the Company, and are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or (iv) if such legend is expressly permitted to be removed under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any shares of Preferred Stock are converted or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Underlying Shares, or if such Underlying Shares may be sold under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Underlying Shares and without volume or manner-of-sale restrictions or if such legend is expressly permitted to be removed under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Underlying Shares shall be issued free of all legends.  The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.  Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

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 (d)           In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Underlying Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Day after the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

 (e)           Each Purchaser, severally and not jointly with the other Purchasers, agrees  with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2          Acknowledgment of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions.  The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Underlying Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.3          Furnishing of Information; Public Information.

(a)           Until the time that no Purchaser owns Preferred Stock and Warrants, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act other than filings, the failure of which would not impact the eligibility of the Company with respect to the use of Form S-3 or Rule 144.    As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

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 (b)           At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the Securities may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, assuming the Warrants are exercised by way of a cashless exercise and none of the Securities are (or were at any time) held by an Affiliate of the Company, if the Company shall fail for any reason to satisfy the current public information requirement under Rule 144(c) (a “Public Information Failure”) then, in addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the Securities, an amount in cash equal to one and one half percent (1.5%) of the aggregate Subscription Amount of such Purchaser’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the Purchasers to transfer the Underlying Shares pursuant to Rule 144.  The payments to which a Purchaser shall be entitled pursuant to this Section 4.3(b) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Public Information Failure, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

4.4           Integration.  The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or, except in connection with any other Purchase Agreements, that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations, including, but not limited to, the stockholder approval requirements, of any Trading Market.

4.5           Conversion and Exercise Procedures.  Each of the form of Notice of Exercise included in the Warrants and the form of Notice of Conversion included in the Certificate of Designation set forth the totality of the information required to be provided by the Purchasers in order to exercise the Warrants or convert the Preferred Stock.  No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants or convert their Preferred Stock.  The Company shall honor exercises of the Warrants and conversions of the Preferred Stock and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

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4.6           Securities Laws Disclosure; Publicity.  The Company shall (a)  by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a press release disclosing the material terms of each of the Transaction Documents contemplated hereby, which shall be in compliance with Rule 135(c) and (b) by 8:30 a.m. (New York City time) on the second Trading Day immediately following the date hereof, issue a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby, and, upon the final closing of the offering of the Preferred Stock and the Warrants, including the Transaction Documents as exhibits thereto.  The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.  Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b).

4.7           Stockholder Rights Plan.  No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.8           Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.9           Use of Proceeds.  Except as set forth on Schedule 4.9 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

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4.10           Indemnification of Purchasers.   Subject to the provisions of this Section 4.10, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance.

4.11        Reservation and Listing of Securities.

(a)           The Company shall, while the Preferred Stock and Warrants are outstanding, maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full on such date under the Transaction Documents.

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(b)           If, on any date following the Authorized Share Approval Date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of the result of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c)           The Company shall, if applicable: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing or quotation and (iv) maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. In addition, no later than the 90th calendar day following the date of termination or expiration of the offering of the securities pursuant to the Purchase Agreements, the Company shall hold a special meeting of its stockholders (which period may be reasonably extended in the case of Commission review of the Company’s proxy statement) for the purpose of obtaining Stockholder Approval and Authorized Share Approval, with the recommendation of the Board of Directors that such proposals be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposals. If the Company does not obtain Stockholder Approval and Authorized Share Approval at the first meeting, the Company shall call a meeting every 60 days thereafter to seek Stockholder Approval and Authorized Share Approval, as applicable, until the earlier of the date that both of the Stockholder Approval and the Authorized Share Approval are obtained or the Preferred Stock is no longer outstanding. The Company agrees, as required by subclause (b) of the definition of Authorized Share Approval, to file the Amendment with the Secretary of State of Delaware on the Business Day immediately following (provided the Secretary of State of Delaware is accepting filings on such day) the receipt of Authorized Share Approval as required by subclause (a) of the definition of Authorized Share Approval.

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4.12        Participation in Future Financing.

(a)           From the date on which no shares of the Series B Preferred are outstanding until the date that the Preferred Stock is no longer outstanding, upon any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (or a combination of units thereof) (a “Subsequent Financing”), each Purchaser shall have the right to participate in such Subsequent Financing up to an amount of the Subsequent Financing equal to such percentage of the Subsequent Financing that enables such Purchaser to maintain the same percentage of ownership of the Common Stock, assuming full conversion of the Preferred Stock (without giving effect to any limitations on conversion set forth in the Certificate of Designation), as such Purchaser held immediately following the Closing Date (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing.

(b)           At least five (5) Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”).  Upon the request of a Purchaser, and only upon a request by such Purchaser, for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Trading Day after such request, deliver a Subsequent Financing Notice to such Purchaser.  The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment. Each Purchaser hereby agrees to keep confidential the information included in any Subsequent Financing Notice provided to such Purchaser.

(c)           Any Purchaser desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice that the Purchaser is willing to participate in the Subsequent Financing, the amount of the Purchaser’s participation, and representing and warranting that the Purchaser has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice.  If the Company receives no such notice from a Purchaser as of such fifth (5th) Trading Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate.

(d)           If by 5:30 p.m. (New York City time) on the fifth (5th) Trading Day after all of the Purchasers have received the Pre-Notice, notifications by the Purchasers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(e)           The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Section 4.12, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason substantially on the terms set forth in such Subsequent Financing Notice within 30 Trading Days after the date of the initial Subsequent Financing Notice.

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(f)           Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of (i) an Exempt Issuance, or (ii) an underwritten public offering of Common Stock.

4.13        Subsequent Equity Sales.

(a)           From the date hereof until 60 days after the earlier of (i) the Effective Date and (ii) the date that the Securities are eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144 (assuming the Warrants are exercised by way of cashless exercise and none of the Securities are (or were at any time) held by an Affiliate of the Company), neither the Company nor any Subsidiary shall issue shares of Common Stock or Common Stock Equivalents; provided, however, that the 60 day period set forth in this Section 4.13 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Underlying Shares.

(b)           From the date hereof until such time as no Purchaser holds any of the Preferred Stock and Warrants, the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(c)           Unless Stockholder Approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the Conversion Price to the extent the holders of Preferred Stock would not be permitted, pursuant to Section 6(d) of the Certificate of Designation, to convert their respective outstanding shares of Preferred Stock and exercise their respective Warrants in full, ignoring for such purposes the other conversion or exercise limitations therein.  Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

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 (d)           Notwithstanding the foregoing, this Section 4.13 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.14       Equal Treatment of Purchasers.  No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.  For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.15       Short Sales and Confidentiality After The Date Hereof. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will engage in any transactions in securities of the Company, including any purchases or sales, including any Short Sales or any other transactions (including any derivative transactions) with respect to any securities of the Company, during the period commencing with the Discussion Time and ending at such time as the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.6, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules.  Each Purchaser severally and not jointly with any other Purchaser, acknowledges the positions of the Commission as set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.6.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.16       Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

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4.17           Capital Changes.  Until the one year anniversary of the Effective Date, the Company shall not undertake a reverse stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock; provided, however, this Section 4.17 shall not apply solely in connection with any reverse stock split conducted to maintain compliance with listing standards of the Trading Market.

4.18           Most Favored Nation Provision. From the first date hereafter on which no shares of Series B Preferred are outstanding until the earlier of (a) the date when such Purchaser no longer holds any Preferred Stock and (b) the three year anniversary of the date hereof, if the Company effects a Subsequent Financing, each Purchaser may elect, in its sole discretion, to exchange all or some of the Preferred Stock (but not the Warrants) then held by such Purchaser for such preferred stock or debt issued in a Subsequent Financing on the basis of a $0.90 in stated value or principal amount, as applicable, of such preferred stock or debt for each $1.00 of outstanding Stated Value of the Preferred Stock, along with any liquidated damages and other amounts then due and owing thereon. By way of example, if the Company undertakes a Subsequent Financing of convertible debentures and warrants, each Purchaser shall have the right to participate in such Subsequent Financing and use the exchange of its Preferred Stock (but not the Warrants) as consideration for purchase of the debentures (but not the warrants), on a $1.00 for $0.90 basis, as described above, in lieu of cash consideration.  The Company shall provide prior written notice of any such Subsequent Financing in the manner set forth in Section 4.12.  Notwithstanding the foregoing, this Section 4.18 shall not apply in respect of an Exempt Issuance.

4.19           Sinking Fund. If the Company (a) receives any cash funds from fees, royalties or revenues as a result of the license of any of the Intellectual Property, after the Company fulfills all of the obligations to the Cleveland Clinic Foundation as set forth on Schedule 4.19 attached hereto (such net proceeds the “IP Proceeds”), (b) pursuant to awards made after the date hereof,  receives cash funds from development grants from any government agency for the development of (i) anti-cancer applications for any of the Company’s curaxin compounds or (ii) anti-cancer or biodefense applications for the Company’s CBLB502 compound (the “Governmental Grant  Proceeds”), or (c) shall determine, in its sole discretion, to allocate cash proceeds to the Escrow Account (as defined below) (the “Company Allocation”), then the Company shall deposit, into a segregated escrow account to be in the name of “Cleveland BioLabs, Inc., Sinking Fund Account” and managed by Key Bank, with an address of 50 Fountain Plaza, 17th Floor, Buffalo, New York 14202 (such account, the “Escrow Account” and such escrow agent, “Key Bank”), (i) 40% of the IP Proceeds, (ii) 20% of the Governmental Grant Proceeds and (iii) the Company Allocation (collectively, (i), (ii) and (iii), the “Sinking Fund”). The Company shall use the Sinking Fund solely for the purpose of a Sinking Fund Redemption or Sinking Fund Conversion (as defined in the Certificate of Designation).

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ARTICLE V.
MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the initial Closing has not been consummated on or before February 27, 2009; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2           Fees and Expenses.  At the Closing, the Company has agreed to reimburse the Placement Agent the non-accountable sum of $50,000 for its legal fees and expenses, $10,000 of which has been paid prior to the Closing.  The Company shall deliver to each Purchaser, prior to the Closing, a completed and executed copy of the Closing Statement, attached hereto as Annex A.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.  The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers (other than taxes on income, profits or revenues of any Purchaser).

5.3           Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd)  Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5           Amendments; Waivers.  Prior to Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers obligated to purchase at least 67% of the Preferred Stock or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. After the Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 67% of the outstanding Preferred Stock or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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5.6           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger).  Prior to the Closing Date, no Purchaser may assign any or all of its rights under this Agreement to any Person without the prior written consent of the Company. After the Closing Date, any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities (subject to Section 4.1), provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers” and otherwise complies with Section 4.1 hereof.

5.8           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

5.9           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an  inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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5.10           Survival.  The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11           Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of a conversion of the Preferred Stock or exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any such rescinded conversion or exercise notice.

5.14           Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also execute a customary affidavit and pay any reasonable third-party costs (including customary indemnity, and bond, if required by the Transfer Agent) associated with the issuance of such replacement Securities.

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5.15           Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16           Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17           Usury.  To the extent it may lawfully do so, the Company hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Purchaser in order to enforce any right or remedy under any Transaction Document.  Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company may be obligated to pay under the Transaction Documents exceed such Maximum Rate.  It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law.  If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company to any Purchaser with respect to indebtedness evidenced by the Transaction Documents, such excess shall be applied by such Purchaser to the unpaid principal balance of any such indebtedness or be refunded to the Company, the manner of handling such excess to be at such Purchaser’s election (unless prohibited by law).

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5.18           Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through FWS.  FWS does not represent all of the Purchasers but only the Placement Agent.  The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

5.19           Liquidated Damages.  The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.20           Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.21           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.22           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

41

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

	CLEVELAND BIOLABS, INC.	Address for Notice:
73 High Street
Buffalo, NY 14203

By:	/s/ Michael Fonstein	Fax: (716) 849-6820
Name: Michael Fonstein
Title: President and Chief Executive Officer

With a copy to (which shall not constitute notice):
Katten Muchin Rosenman LLP
525 West Monroe Street, Suite 1900
Chicago, IL 60661
Attention: Ram Padmanabhan

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Jan Arnett

Signature of Authorized Signatory of Purchaser:  /s/ Jan Arnett

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Berdon Ventures LLC

Signature of Authorized Signatory of Purchaser:  /s/ Frederick Berdon

Name of Authorized Signatory:  Frederick Berdon

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $300,000

Shares of Preferred Stock:  30

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Guy Michael Dart

Signature of Authorized Signatory of Purchaser:  /s/ Guy Michael Dart

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Michael N. Emmerman

Signature of Authorized Signatory of Purchaser:  /s/ Michael N. Emmerman

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $180,000

Shares of Preferred Stock:  18

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Jonathan Kamen

Signature of Authorized Signatory of Purchaser:  /s/ Jonathan Kamen

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Lindsay E. Dart Separate Property Trust

Signature of Authorized Signatory of Purchaser:  /s/ Lindsay Dart Lincoln

Name of Authorized Signatory:  Lindsay Dart Lincoln

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Richard and Arline McGowan, JTWROS

Signature of Authorized Signatory of Purchaser:  /s/ Richard S. McGowan    /s/ Arline McGowan

Name of Authorized Signatory:  Richard S. McGowan / Arline McGowan

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $370,000

Shares of Preferred Stock:  37

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Martin H. Meyerson

Signature of Authorized Signatory of Purchaser:  /s/ Martin H. Meyerson

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  William F. Quirk, Jr.

Signature of Authorized Signatory of Purchaser:  /s/ William F. Quirk, Jr.

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Stuart Schapiro Keough

Signature of Authorized Signatory of Purchaser:  /s/ Stuart Schapiro

Name of Authorized Signatory:  Stuart Schapiro

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Lorin Wels

Signature of Authorized Signatory of Purchaser:  /s/ Lorin Wels

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $101,750

Shares of Preferred Stock:  10.18

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Iroquois Master Fund Ltd.

Signature of Authorized Signatory of Purchaser:  /s/ Joshua Silverman

Name of Authorized Signatory:  Joshua Silverman

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Greenwich Growth Fund Limited

Signature of Authorized Signatory of Purchaser:  /s/ J.P. Furey

Name of Authorized Signatory:  J.P. Furey

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Cranshire Capital LP

Signature of Authorized Signatory of Purchaser:  /s/ Keith Goodman

Name of Authorized Signatory:  Keith Goodman

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Marschall–Cook–Critchley Family Ventures, F.L.P.

Signature of Authorized Signatory of Purchaser:  /s/ Harry Critchley

Name of Authorized Signatory:  Harry Critchley

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $25,000

Shares of Preferred Stock:  2.5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  George L. Black Jr. Trust

Signature of Authorized Signatory of Purchaser:  /s/ George L. Black, Jr.

Name of Authorized Signatory:  George L. Black, Jr.

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $20,000

Shares of Preferred Stock:  2

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Brad DeHaan

Signature of Authorized Signatory of Purchaser:  /s/ Brad DeHaan

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $9,250

Shares of Preferred Stock:  0.93

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Frank C. Heyman

Signature of Authorized Signatory of Purchaser:  /s/ Frank C. Heyman

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $25,900

Shares of Preferred Stock:  2.59

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Michael Silver and Lori Silver JT TEN

Signature of Authorized Signatory of Purchaser:  /s/ Michael Silver  /s/ Lori Silver

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $20,000

Shares of Preferred Stock:  2

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Steven E. Slawson

Signature of Authorized Signatory of Purchaser:  /s/ Steven E. Slawson

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Old Kings Capital LP

Signature of Authorized Signatory of Purchaser:  /s/ Peter J. Gavey

Name of Authorized Signatory:  Peter J. Gavey

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $39,629

Shares of Preferred Stock:  3.96

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Zanett Opportunity Fund Ltd.

Signature of Authorized Signatory of Purchaser:  /s/ Gianfranco Cicogna

Name of Authorized Signatory:  Gianfranco Cicogna

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Robert Brous

Signature of Authorized Signatory of Purchaser:  /s/ Robert Brous

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $40,000

Shares of Preferred Stock:  4

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  CRCK, LLC

Signature of Authorized Signatory of Purchaser:  /s/ Maria Lamari Burden

Name of Authorized Signatory:  Maria Lamari Burden

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $1,000,000

Shares of Preferred Stock:  100

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Entrust NE FBO Walter Schenker A/C 1374

Signature of Authorized Signatory of Purchaser:  /s/ Jennifer N. Bzik

Name of Authorized Signatory:  Jennifer N. Bzik

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  James W. Harpel

Signature of Authorized Signatory of Purchaser:  /s/ James W. Harpel

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $300,000

Shares of Preferred Stock:  30

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Susan Schenker

Signature of Authorized Signatory of Purchaser:  /s/ Susan Schenker

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:
[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Walter Schenker

Signature of Authorized Signatory of Purchaser:  /s/ Walter Schenker

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Jed F. Fisher

Signature of Authorized Signatory of Purchaser:  /s/ Jed F. Fisher

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $12,500.10

Shares of Preferred Stock:  1.25

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  William F. Quirk Jr.

Signature of Authorized Signatory of Purchaser:  /s/ William F. Quirk Jr.

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Ronald Lukas

Signature of Authorized Signatory of Purchaser:  /s/ Ronald Lukas

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $83,000

Shares of Preferred Stock:  8.3

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  J.S.A. Investments, LLC

Signature of Authorized Signatory of Purchaser:  /s/ Joelle A. Meyerson

Name of Authorized Signatory:  Joelle A. Meyerson

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  TCMP3 Partners

Signature of Authorized Signatory of Purchaser:  /s/ Walter Schenker

Name of Authorized Signatory:  Walter Schenker

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $150,000

Shares of Preferred Stock:  15

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Frank Decarolis IRA FCC as Custodian

Signature of Authorized Signatory of Purchaser:  /s/ First Clearing LLC

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $20,000

Shares of Preferred Stock:  2

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Robert H. Cohen

Signature of Authorized Signatory of Purchaser:  /s/ Robert H. Cohen

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $500,000

Shares of Preferred Stock:  50

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  John G. Manos Living Trust U/A/D – 7/21/04

Signature of Authorized Signatory of Purchaser:  /s/ John Manos  /s/ Dorothy Mason

Name of Authorized Signatory:  John Manos / Dorothy Mason

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $35,000

Shares of Preferred Stock:  3.5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Guy Michael Dart

Signature of Authorized Signatory of Purchaser:  /s/ Guy Michael Dart

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $25,000

Shares of Preferred Stock:  2.5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Vertical Partners LP

Signature of Authorized Signatory of Purchaser:  /s/ Peter J. Gavey

Name of Authorized Signatory:  Peter J. Gavey

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $107,278

Shares of Preferred Stock:  10.73

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Jan Arnett

Signature of Authorized Signatory of Purchaser:  /s/ Jan Arnett

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $25,000

Shares of Preferred Stock:  2.5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Martin H. Meyerson

Signature of Authorized Signatory of Purchaser:  /s/ Martin H. Meyerson

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Philip Patt and Maxine Patt JTWROS

Signature of Authorized Signatory of Purchaser:  /s/ Philip Patt   /s/ Maxine Patt

Name of Authorized Signatory:  Philip Patt and Maxine Patt

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5.00

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Lindsay Dart Lincoln TTEE, Lindsay E. Dart Separate Property Trust

Signature of Authorized Signatory of Purchaser:  /s/ Lindsay Dart Lincoln

Name of Authorized Signatory:  Lindsay Dart Lincoln

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $25,000

Shares of Preferred Stock:  2.50

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Cranshire Capital LP

Signature of Authorized Signatory of Purchaser:  /s/ Mitchell Kopin

Name of Authorized Signatory:  Mitchell Kopin

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10.00

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Philip Patt and Maxine Patt JTWROS

Signature of Authorized Signatory of Purchaser:  /s/ Philip Patt   /s/ Maxine Patt

Name of Authorized Signatory:  Philip Patt and Maxine Patt

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5.00

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Thomas R. Ulie

Signature of Authorized Signatory of Purchaser:  /s/ Thomas R. Ulie

Name of Authorized Signatory:  Thomas R. Ulie

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $150,000

Shares of Preferred Stock:  15.00

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  William F. Quirk Jr.

Signature of Authorized Signatory of Purchaser:  /s/ William F. Quirk Jr.

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $100,000

Shares of Preferred Stock:  10

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Miriam Koryn

Signature of Authorized Signatory of Purchaser:  /s/ Miriam Koryn

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $50,000

Shares of Preferred Stock:  5

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Michael B. Pisani

Signature of Authorized Signatory of Purchaser:  /s/ Michael B. Pisani

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $14,000

Shares of Preferred Stock:  1.4

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

[PURCHASER SIGNATURE PAGES TO CBLI SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  James W. Harpel

Signature of Authorized Signatory of Purchaser:  /s/ James W. Harpel

Name of Authorized Signatory:

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount:  $250,000

Shares of Preferred Stock:  25

Warrant Shares:

EIN Number:

[PERSONAL INFORMATION OMITTED]

Annex A

CLOSING STATEMENT

Pursuant to the attached Securities Purchase Agreement, dated as of the date hereto, the purchasers shall purchase up to $13,000,000 of Preferred Stock and Warrants from Cleveland BioLabs, Inc., a Delaware corporation (the “Company”).  All funds will be wired into an account maintained by the Escrow Agent.  All funds will be disbursed in accordance with this Closing Statement.

Disbursement Date:  __________, 2009

I. PURCHASE PRICE

Gross Proceeds to be Received	$

II. DISBURSEMENTS
$
$
$
$
$

Total Amount Disbursed:	$

WIRE INSTRUCTIONS:

To: _____________________________________
To: _____________________________________